U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 9, 2004

                       COMMISSION FILE NUMBER: 000-28739

                          CELTRON INTERNATIONAL, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


                Nevada                                     91-1903590
 --------------------------------------              -----------------------
(State or jurisdiction of incorporation             (I.R.S. Employer I.D. No.)
 or organization


         563 Old Pretoria Road
         Midrand, South Africa                                    S9 1658
(Address of principal executive offices)                        (Zip Code)

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                   Registrant's telephone number: 2783-785-4584

                             Not applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


Item 5. Other

On June 8, 2004, the company's board of directors adopted a new Code of Ethics for its officers, directors and employees. The Celtron International, Inc. Code of Ethics is attached hereto as Exhibit 14.1.



                                   SIGNATURES
                                  ------------

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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Dated: June 9, 2004

Celtron International, Inc.

 By:     Allen Harrington
         ---------------------------
         Allen Harrington, President


In connection with the current report of Celtron International, Inc. on Form 8K for the period June 9, 2004, as filed with the Securities and Exchange Commission on the date hereof, the undersigned certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the report fairly presents, in all material respects, the financial condition and results of the Company.



Dated: June 9, 2004                By:   Allen Harrington
                                         --------------------------
                                         Allen Harrington,
                                         Chief Executive Officer


Dated: June 9, 2004                By:    Amanda Harrington,
                                          ------------------------
                                          Amanda Harrington,
                                          Chief Financial Officer

Exhibit 14.1

                          CELTRON INTERNATIONAL, INC.
                                 CODE OF ETHICS

1. Compliance With Law
  --------------------
All employees, officers and directors of the Company should respect and comply with all of the laws, rules and regulations of the U.S. and other countries, and the states, counties, cities and other jurisdictions, in which the Company conducts its business or the laws, rules and regulations of which are applicable to the Company, including the Sarbanes-Oxley Act of 2002 and all applicable rules and regulations of the Securities & Exchange Commission.
Such legal compliance should include, without limitation, compliance with the "insider trading" prohibitions applicable to the Company and its employees, officers and directors. Generally, employees, officers and directors who have access to or knowledge of confidential or non-public information from or about the Company are not permitted to buy, sell or otherwise trade in the Company's securities, whether or not they are using or relying upon that information. This restriction extends to sharing or tipping others about such information,
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especially since the individuals receiving such information might utilize such information to trade in the Company's securities. In addition, the Company has implemented trading restrictions to reduce the risk, or appearance, of insider trading.

2. Conflicts Of Interest
   ---------------------
All employees, officers and directors of the Company should be scrupulous in avoiding a conflict of interest with regard to the Company's interests. A "conflict of interest" exists whenever an individual's private interests interfere or conflict in any way (or even appear to interfere or conflict) with the interests of the Company. A conflict situation can arise when an employee, officer or director takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively. It is almost always a conflict of interest for a Company employee to work simultaneously for a competitor, customer or supplier. You are not allowed to work for a competitor as a consultant or board member. The best policy is to avoid any direct or indirect business connection with our customers, suppliers or competitors, except on our behalf. Conflicts of interest may also arise when an employee, officer or director, or members of his or her family, receives improper personal benefits as a result of his or her position in the Company, whether received from the Company or a third party. Loans to, or guarantees of obligations of, employees, officers and directors and their respective family members may create conflicts of interest. Federal law prohibits loans to directors and executive officers made after July 30, 2002.

Conflicts of interest are prohibited as a matter of Company policy. Conflicts of interest may not always be clear-cut, so if you have a question, you should consult with the Company's legal counsel. Any employee, officer or director who becomes aware of a conflict or potential conflict should bring it to the attention of a supervisor, manager or other appropriate personnel or consult the procedures described in this Code.

3. Corporate Opportunities
   -----------------------
Employees, officers and directors are prohibited from (a) taking for themselves personally opportunities that properly belong to the Company or are discovered through the use of corporate property, information or position; (b) using corporate property, information or position for personal gain; and (c) competing with the Company.

Employees, officers and directors owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

4. Confidentiality
   ---------------
Employees, officers and directors of the Company must maintain the confidentiality of confidential information entrusted to them by the Company or its suppliers or customers, except when disclosure is authorized by senior management or required by laws, regulations or legal proceedings. Whenever feasible, employees, officers and directors should consult legal counsel if they believe they have a legal obligation to disclose confidential information. Confidential information includes all non-public information that might be of use to competitors of the Company, or harmful to the Company or its customers if disclosed.

5. Fair Dealing
   ------------
Each employee, officer and director should endeavor to deal fairly with the Company's customers, suppliers, competitors, officers and employees. None should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair dealing practice.

We seek to outperform our competition fairly and honestly. We seek competitive advantages through superior performance, never through unethical or illegal business practices. Stealing proprietary information, possessing trade secret information that was obtained without the owner's consent, or inducing such disclosures by past or present employees of other companies is prohibited.

6. Protection and Proper Use of Company Assets
   -------------------------------------------
All employees, officers and directors should protect the Company's assets and ensure their efficient use. Theft, carelessness, and waste have a direct impact on the Company's profitability. All Company assets should be used for legitimate business purposes.


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